Exhibit 21.1
SUBSIDIARIES OF LIONS GATE ENTERTAINMENT CORP.

NAME	JURISDICTION

3 Wise Guys Productions	CAL
3F Services, Inc.	DEL
All About Us Productions Inc.	CAL
AM Psycho Productions, Inc.	NY
Arima, Inc.	CAL
Artisan Entertainment Inc.	DEL
Artisan Film Investors LLC	US
Artisan Film Investors Trust	US
Artisan Filmed Productions, Inc.	CAL
Artisan Home Entertainment Inc.	DEL
Artisan Music Inc.	DEL
Artisan Pictures Inc.	DEL
Artisan Properties, Inc.	NY
Artisan Releasing Inc.	DEL
Artisan Television Inc.	DEL
Associated Corporate Holdings Ltd.	BVI
Attraction Productions LLC	CAL
Babe Ruthless Productions, LLC	CA
BD Optical Media, Inc.	DEL
BL Distribution Corp.	DEL
Blair Witch Films Partners Ltd.	FLA
Blissful Productions Corp.	BC
Blue Productions Inc.	ON
Bullet Productions Inc	CA
Burrowers Productions, Inc.	CAL
Cave Productions, Inc.	CAL
Cinepix Animation Inc.	QC
Cinepix Films Inc.	QC
Cornfield Productions, LLC	IA
Crash Television Productions Inc	CA
Crick Pictures, LLC	CA
Cupid Productions, Inc.	PA
Cut Productions Inc.	CAL
Dancing Elk Productions, LLC	CA
Dead Zone Production Corp.	BC
Debmar Mercury LLC	CAL
Debmar Studios Inc.	CAL
Debmar/Mercury (WW) Productions LLC	CAL
Debmar/Mercury International LTD.	UK
DJM Services, Inc.	CAL
Dresden Files Productions Corp.	CBCA
Dykehill Mine (Pvt) Ltd.	Zimbabwe
Employee Productions Inc.	CAL
EX Flix Inc.	DEL
EZ Flix Prod. Inc.	DEL
Fear Itself Productions Corp.	Alberta
FHCL LLC	DEL
Film Holdings Co. Inc.	DEL
Final Cut Productions Corp.	BC
Five Days Productions Corp.	BC
Frankenstein LLC	LA

115

NAME	JURISDICTION

Fusion Productions, Inc.	CAL
GC Films, Inc.	CAL
Glass Post, Inc.	CAL
Going South Productions, LLC	CA
Golden Atlantic BV N	Netherlands
Grey Matters Production Ltd.	UK
Harold Productions, LLC	LA
Hidden Palms Productions Inc.	AZ
High Concept Productions Inc.	ON
Higher Post LLC	CAL
Horsemen Productions, LLC	CA
Hypercube Productions Corp.	ON
Infidelity LLC	LA
Invisible Casting, Inc.	CAL
Kumar Productions, LLC	LA
Kill Pit Productions Inc.	PA
King of the World Productions LLC	CAL
Landscape Entertainment Corp.	DEL
Landscape Interactive Inc.	CAL
Landscape Interactive Web Design	CAL
Landscape TV	DEL
LC Productions Corp.	CBCA
Lee Productions Inc.	CAL
LG Extra Corp. Inc.	CAL
LG Horror Channel Holdings LLC	DEL
LG Pictures Inc.	DEL
Lionsgate Australia Pty. Ltd.	AU
Lions Gate Entertainment Inc.	DEL
Lions Gate Films Development Corp.	ON
Lions Gate Films Inc.	DEL
Lions Gate Films Licensing LLC	DEL
Lions Gate Films of Puerto Rico, Inc	PR
Lions Gate Films Production Corp.	CBCA
Lions Gate Home Entertainment UK Ltd.	UK
Lions Gate Online Shop, Inc.	CA
Lions Gate Media Ltd.	UK
Lions Gate Music Corp.	BC
Lions Gate Music Publishing LLC	CAL
Lions Gate Pennsylvania Inc.	PA
Lions Gate Pictures Ltd.	UK
Lions Gate Records, Inc.	CAL
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CAL
Lions Gate Television Inc.	DEL
Lions Gate UK Ltd.	UK
Lions Gate X Productions, LLC	DE
Lovespring Productions Inc.	CAL
Loving Gun Productions, Inc.	DEL
Lucky 7 Productions Corp.	BC
Mandate Development LLC	DE
Mandate Development II, LLC	DE
Mandate Films LLC	DE
Mandate Holdings LLC	DE
Mandate International LLC	DE
Mandate Music Publishing, LLC	DE
Mandate Pictures LLC	DE

116

NAME	JURISDICTION

Mandate Productions, LLC	DE
MH Funding, LLC	DE
Monster Productions Inc.	LA
Motel Man Productions Inc.	CAL
Mother Productions Corp.	ON
MQP, LLC	DE
NGC Films, Inc.	CAL
Nurse Productions, Inc.	NY
Palm Springs Productions Inc.	CAL
Passengers Productions, LLC	CA
Planetary Productions LLC	CAL
Playlist LLC	CA
Post Production, Inc.	CAL
Power Mongering Despot, Inc.	CA
Pride Pictures LLC	DEL
Production Management Inc.	NM
Profiler Productions Corp.	ON
Psycho Productions Services Corp.	ON
Punisher Productions, Inc.	CAL
Scarlett LLC	CAL
Screening Room, Inc.	CAL
Shattered Productions Inc.	QC
Silent Development Corp.	DEL
Skillpa Productions, LLC	CA
Skipped Parts Productions Inc.	SK
South Exploration Services Ltd.	Trinidad
Spelling Bee Productions, LLC	DEL
Spirit Film Productions, LLC	DE
Staircase LLC	LA
Talk Productions Corp.	ON
Terrestrial Productions Corp.	BC
Touch Productions Corp.	ON
U.R.O.K. Productions Inc.	CAL
Verdict Productions, Inc.	PA
Vestron Inc.	DEL
Webisode Productions Inc.	CAL
Weeds Productions Inc.	CAL
Why Did I Get Married	CAL
Wildfire 2 Productions Inc.	CAL
Wildfire 3 Productions Inc.	CAL
Wildfire 4 Productions Inc.	CAL
Wildfire Productions Inc.	CAL
Writers on the Wave	CAL

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